UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Cboe Global Markets, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

433 West Van Buren Street

Chicago, Illinois 60607

(Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, par value of $0.01 per share	CBOE	CboeBZX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Jill Griebenow’s previously reported appointment to the role of Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer of Cboe Global Markets, Inc. (the “Company”), on August 15, 2023 the Compensation Committee of the Company approved an increase in Ms. Griebenow’s annual base salary to $500,000 per annum, effective as of July 10, 2023, with a targeted annual bonus of 120% of base salary, and a targeted annual equity incentive award having a value of $1,500,000. For 2023, this will include awards with a value of $325,000 that were previously granted on February 19, 2023 and special awards with a value of $587,500 (representing a pro rata portion of the increase in the targeted annual equity incentive award for the remainder of 2023) to be granted on August 19, 2023 and to be equally split between (i) restricted stock units (“RSUs”) that will vest in three equal annual installments on February 19, 2024, February 19, 2025, and February 19, 2026 and (ii) performance share units subject to the achievement of (A) earnings per share and (B) total shareholder return (each 25% of the total award) that will vest at the conclusion of the applicable performance period, each subject to Ms. Griebenow’s continuous employment with the Company through such dates.

In addition, on August 16, 2023, the Board of Directors of the Company approved additional forms of RSU Award Agreements (the “Award Agreements”) pursuant to the Second Amended and Restated Cboe Global Markets, Inc. (f/k/a CBOE Holdings, Inc.) Long-Term Incentive Plan. The material changes from outstanding granted RSUs are the vesting dates of February 19, 2024, February 19, 2025, and February 19, 2026 (not annually following the grant date of the award agreement) and a three year cliff vesting RSU without retirement vesting provisions.

The foregoing description of the Award Agreements is only a summary and is qualified in its entirety by the full text of the Award Agreements, which are filed herewith as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

10.1 Form of 2023 Restricted Stock Unit Award Agreement with Vesting Dates (filed herewith).*

10.2 Form of 2023 Restricted Stock Unit Award Agreement without Retirement Vesting (3 Year Cliff Vest) (filed herewith).*

104 Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

*Indicates Management Compensatory Plan, Contract or Arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CBOE GLOBAL MARKETS, INC.
(Registrant)

By:	/s/ Patrick Sexton
Patrick Sexton
Executive Vice President, General Counsel, and
Corporate Secretary

Dated: August 18, 2023